ASSIGNMENT OF REAL ESTATE SALE CONTRACT

   THIS ASSIGNMENT of the Real Estate Sale Contract executed by Seller on March 10, 2000, (the "Contract") by and between North Winn, L.P. ("Seller") and KelCor, Inc., or assigns ("Buyer"), a copy of which contract is attached hereto as Exhibit A and incorporated herein by reference, is effective as of this 7th day of August, 2000.

   WHEREAS, the Buyer and Seller entered into the Contract which Contract allows for an assignment; and

   WHEREAS, KelCor desires to assign all rights under the Contract to North Winn Acquisition, L.L.C., a newly formed entity.

   NOW, THEREFORE, in consideration of the mutual promises and covenants, the adequacy and sufficiency of which are acknowledged, the parties agree as follows:

      1) Assignment. The Contract is hereby assigned by Buyer to North Winn Acquisition, L.L.C.

      2) Acceptance/Effect. North Winn Acquisition, L.L.C. hereby accepts such assignment and agrees to be bound in full to all terms and obligations contained therein as if the original party executing the same. All terms and provisions of the Contract shall remain in full force and effect.

   IN WITNESS, WHEREOF, the parties do hereby execute this Assignment as of the date above written.

                                            NORTH WINN ACQUISITION, L.L.C.
                                            a Missouri limited liability company


                                            By: /s/ Daniel W. Pishny
                                                     Maxus Realty Trust, Inc.
                                                Its: Manager

                                            KELCOR, INC.
                                            a Missouri corporation


                                            By: /s/ David L. Johnson
                                            Its: Vice President

                 EXHIBIT A TO ASSIGNMENT OF REAL ESTATE CONTRACT

                            REAL ESTATE SALE CONTRACT

   THIS CONTRACT, is made as of the ___ day of March, 2000, between North Winn, L.P., a Missouri limited partnership (hereinafter referred to as "SELLER"), and KelCor, Inc., a Missouri corporation, or its permitted assigns (hereinafter collectively referred to as "BUYER").

                                    ARTICLE I
                               PROPERTY TO BE SOLD

   1.1 Sale. Subject to the terms and provisions of this Contract, SELLER agrees to sell to BUYER, and BUYER agrees to purchase from SELLER, all of the following described property (sometimes referred to herein in the aggregate as the "Property"):

      1.1.1 a certain parcel of real property ("Land") located in the City of Kansas City, Clay County, Missouri which is more particularly described on Exhibit A attached thereto and incorporated herein by reference, together with all improvements thereon ("Improvements") and all personal property ("Personal Property") located therein, and set forth on the Bill of Sale attached thereto and incorporated herein by this reference as Exhibit C, which Land, Improvements and Personal Property are collectively referred to as "Property".

      1.1.2 all of SELLER'S interest in leases and rental agreements with tenants occupying space situated in the Improvements (the "Tenant Leases"), security deposits under the Tenant Leases;

      1.1.3 all other rights, privileges, hereditaments and appurtenances owned by SELLER and in any way related to the properties described above in this
Article I, including the use of the name "North Winn Apartments" and the telephone numbers associated therewith.

                                   ARTICLE II
                            PURCHASE PRICE AND TERMS

   2.1 Purchase Price. The total purchase price for the Property shall be Two Million Seven Hundred Seventy-Five Thousand and No/100 Dollars ($2,775,000.00) (the "Purchase Price") payable as follows:

      2.1.1 Earnest Money Deposit. Contemporaneous with the execution of the Agreement by BUYER and SELLER, BUYER will deliver as an earnest money deposit check, Sixty Thousand and No/100 Dollars ($60,000.00) (the "Earnest Money") to Assured Quality Title Company, Kansas City, Missouri ("Title Company" and/or "Escrow Agent"). The Earnest Money shall be returned to BUYER by the Escrow Agent if the transaction is canceled by BUYER notifying SELLER and Escrow Agent in writing of such cancellation prior to the expiration of the Inspection Period, as defined in Section 4.2 below; however, if BUYER does

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

not so notify SELLER by 5:00 p.m. C.S.T. the day of the expiration of the Inspection Period, BUYER will waive any right to the Earnest Money. If BUYER fails to close on the purchase of the Property after the expiration of the Inspection Period and SELLER is not then in default under the terms of the Agreement, then SELLER shall receive the Earnest Money from the Escrow Agent as liquidated damages for BUYER'S breach of the Agreement. If the transaction is consummated in accordance with the terms and conditions of the Agreement, then the Earnest Money will be applied toward the Purchase Price at Closing.

      2.1.2 Closing Payment. At Closing, BUYER shall deliver to SELLER one (1) cashier's check for the remaining balance of the Purchase Price, plus or minus closing adjustments described herein, to be applied against the Purchase Price of the Property.

                                   ARTICLE III
                             TITLE INSURANCE; SURVEY

   3.1 Title Insurance. SELLER shall furnish to BUYER the most current form of an Owner's ALTA Form B Title Insurance Policy issued by Title Company in the amount of the Purchase Price, insuring a merchantable fee simple title in the BUYER as of the date of recording of the deed subject only to such exceptions as BUYER may approve (including standard printed exceptions). Within five (5) days after the execution of this Contract by SELLER, SELLER shall furnish BUYER a preliminary title report together with copies of all recorded documents or agreements affecting the Property, at SELLER'S expense. BUYER shall have ten
(10) days from the receipt of such documents to approve or disapprove of the status of the title. If BUYER disapproves, BUYER may either declare the Contract null and void or allow SELLER ten (10) days to correct title deficiencies with no reduction to the Purchase Price. If no notification is received from BUYER within such time period the status of title shall be deemed to be disapproved.

   3.2 Approval of Title Insurance Company. Within ten (10) days after the execution of this Contract by BUYER, BUYER shall disclose to SELLER the name of the title insurance company providing coverage through Title Company, together with its Statement that BUYER approves of said title insurer and that it shall bear any risk associated with the status or viability of said title insurer, and of its ability to honor the policy provided through Title Company.

   3.3 Fees and Costs for Title Insurance. SELLER shall pay the fees and costs for obtaining the policy in the amount of the Purchase Price as provided in
Section 3.1 above, provided, however, SELLER shall not be responsible for any fees and costs for such title commitment, updates to any title commitment, endorsements and title policy in excess of Two Thousand Eight Hundred and No/100 Dollars ($2,800.00). However, SELLER shall only pay for an Owner's Policy containing standard endorsements. Any non-standard endorsements required by BUYER shall be the sole expense of BUYER.

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

   3.4 Survey. SELLER shall deliver to BUYER the most recent ALTA survey of the Property completed by Kaw Valley Engineering, Inc., which shall be certified to BUYER and BUYER'S lender. BUYER shall have ten (10) days after receipt of the Survey to accept or reject said Survey.

                                   ARTICLE IV
                           INFORMATION AND INSPECTIONS

   4.1 Information. Upon SELLER'S execution of this Contract, SELLER shall allow BUYER access to SELLER'S records to review the following:

      4.1.1 A true and complete copy of the tenant leases affecting the Property, if any;

      4.1.2 SELLER'S 1999 and most current operating statement for the Property;

      4.1.3 A true and complete copy of the most current rent roll for the Property; and

      4.1.4 All current tax bills, utility bills, laundry lease, contracts, plans and specifications, environmental reports, certificates of occupancy, licenses, personal property inventory, personnel lists including salaries, and a termite certificate showing the Property to be free of termite infestation.

   4.2 Inspection. BUYER shall have thirty (30) days after its receipt of the information described in Section 4.1 to inspect the Property and all books and records relating thereto (the "Inspection Period").

                                    ARTICLE V
                                     CLOSING

   5.1 Closing Date. The closing of this transaction (the "Closing") shall occur on or before thirty (30) days after the expiration of the Inspection Period, as agreed to by the parties, at the office of Assured Quality Title Company, Kansas City, Missouri. BUYER shall have the right to extend Closing for two (2) additional thirty (30) day periods by depositing an additional Twenty-Five Thousand and No/100 Dollars ($25,000.00) in earnest money with the Escrow Agent for each such extension. BUYER shall notify SELLER of such extension prior to the expiration of the Closing Date.

   5.2 Delivery. At Closing, SELLER and BUYER shall execute and deliver the following:

      5.2.1 Items be Delivered by SELLER.

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

         5.2.1.1 SELLER'S special warranty deed in recordable form vesting in BUYER a marketable fee simple title to the Property, insured as set forth in
Article III with policy exceptions approved by BUYER.

         5.2.1.2 An assignment in the form attached hereto as Exhibit B of SELLER'S interest in all leases on the Property (the "Assignment").

         5.2.1.3 A bill of sale in the form attached hereto as Exhibit C conveying the Personal Property (the "Bill of Sale").

         5.2.1.4 A certified copy of the current rent roll.

         5.2.1.5 A closing statement in form and content satisfactory to BUYER.

         5.2.1.6 All other documents or things required to be delivered to BUYER by other paragraphs of this Contract, or reasonably required by BUYER or Title Company.

         5.2.1.7 Possession of the Property, with all units rented or rent-ready with working appliances.

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

      5.2.2 Items to be Delivered by BUYER.

         5.2.2.1 The sums required pursuant to Section 2.1 herein by cashier's check or wire transfer.

         5.2.2.2 An assumption in the form attached hereto as Exhibit D of all of SELLER'S obligations under all contracts and leases on the Property (the "Assumption").

         5.2.2.3 A closing statement in form and content satisfactory to SELLER.

         5.2.2.4 All other documents or things required to be delivered to SELLER by other paragraphs of this Contract or reasonably required by SELLER or Title Company.

      5.2.3 Time of Delivery. Copies of all documents to be presented by SELLER and BUYER shall be delivered to the other party within the time specified elsewhere in this Contract or in any event not later than ten (10) days prior to Closing for approval prior to Closing.

   5.3 Taxes. SELLER shall pay all taxes, general and special, and all assessments that are a lien on the Property and can be paid at the date of Closing except that all general state, county, school and municipal taxes (exclusive of rebates, penalties, or interest) payable during the calendar year in which the deed is delivered shall be pro-rated between the SELLER and BUYER as of the date of Closing. All amounts owed by SELLER for the taxes and assessments shall be credited toward the Purchase Price hereunder, and deducted from the cash payable at Closing. SELLER shall pay all taxes of whatsoever kind or nature for the years up to the calendar year 2000 on all Personal Property conveyed hereunder. Taxes on Personal Property for the calendar year 2000 shall be prorated on the same basis as real estate taxes above.

   5.4 Closing Costs; Attorneys Fees. Closing costs, unless otherwise specified herein, shall be split equally between BUYER and SELLER. Each party shall pay its own attorneys fees incurred in connection with the sale and purchase contemplated by this Contract.

   5.5 Rents. Collected rents from the Property and the accrued operating expenses of the Property shall be pro-rated between the SELLER and BUYER as of the date of Closing.

                                   ARTICLE VI
                   NO RELIANCE, WARRANTIES OR REPRESENTATIONS

   6.1 No Reliance on Seller as to Quality or Physical Condition of Property. BUYER is not relying upon, and has not except to the extent otherwise specifically provided in this Contract relied on, SELLER or its officers, directors, agents and representatives as to (i) the

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

quality, nature, adequacy or physical condition of the Property including, but not limited to, the structural elements, foundation, roof, appurtenances, access, landscaping, parking facilities or the electrical, mechanical, HVAC, plumbing, sewage or utility systems, facilities or appliances at the Property;
(ii) the quality, nature, adequacy or physical condition of soils at the Property; (iii) the existence, quality, nature adequacy or physical condition of any utility serving the Property; (iv) the ad valorem taxes now or hereunder payable on the Property or the valuation of the Property for ad valorem tax purposes; (v) the development potential of the Property, its habitability, merchantability or fitness, suitability or adequacy for any particular purpose;
(vi) the zoning or other legal status of the Real Property; (vii) the compliance by the Property or the operations thereon with any applicable codes, laws, regulations, statutes, ordinances, covenants, conditions or restrictions of any governmental or quasi-governmental entity or of any other person or entity;
(viii) the quality of any labor or materials relating in any manner to the Property; or (ix) the condition of title to the Property or the nature, status and extent of any right-of-way, lease, right of redemption, possession, lien, encumbrance, license, reservations, covenant, condition, restriction or any other matter affecting title to the Property.

   6.2 Operations Pending Closing. SELLER covenants to operate and maintain the Property in the normal and ordinary course of business up to the date of Closing, including paying vendors, making such repairs and replacing such appliances and personal property as is otherwise normally done in the operation of the Property as an apartment complex.

   6.3 As Is Sale. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BUYER IS PURCHASING THE PROPERTY IN "AS IS" CONDITION "WITH ALL FAULTS" AND SPECIFICALLY AND EXPRESSLY WITHOUT ANY WARRANTIES, REPRESENTATIONS OR GUARANTIES OF ANY KIND, ORAL OR WRITTEN, EXPRESS OR IMPLIED, CONCERNING THE PROPERTY OR THIS AGREEMENT FROM OR ON BEHALF OF SELLER, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN.

   6.4 No Representations. TO THE MAXIMUM EXTENT PERMITTED BY LAW, SELLER HAS NOT, DOES NOT AND WILL NOT MAKE ANY REPRESENTATIONS, WARRANTIES OR GUARANTIES, OF ANY KIND, ORAL OR WRITTEN, EXPRESS OR IMPLIED, CONCERNING THE ASSETS INCLUDING, WITHOUT LIMITATION (i) THE VALUE, CONDITION, MERCHANTABILITY, HABITABILITY, MARKETABILITY, PROFITABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE, OF THE PROPERTY, (ii) THE MANNER OF QUALITY OF THE CONSTRUCTION OR MATERIALS INCORPORATED INTO THE PROPERTY, OR (iii) THE MANNER OF REPAIR, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, EXCEPT AS EXPRESSLY PROVIDED HEREIN, WHICH SUCH REPRESENTATIONS PROVIDED HEREIN SHALL NOT SURVIVE THE CLOSING HEREOF.

   6.5 No Environmental Representations. SELLER HAS NOT, DOES NOT AND WILL NOT MAKE ANY REPRESENTATIONS OR WARRANTIES WITH REGARD TO COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDER OR REQUIREMENTS INCLUDING, BUT NOT LIMITED TO, THOSE PERTAINING TO THE HANDLING, GENERATING,

TREATING, STORING OR DISPOSING OF ANY HAZARDOUS WASTE OR SUBSTANCE. HOWEVER, SELLER STATES THAT IT HAS NOT RECEIVED ANY WRITTEN NOTICE OF ANY HAZARDOUS MATERIALS LOCATED IN OR ON THE PROPERTY FORM ANY FEDERAL, STATE, OR MUNICIPAL AUTHORITY.

   6.6 No Liability for Speculative Profits. SELLER SHALL NOT BE LIABLE TO BUYER FOR ANY PROSPECTIVE OR SPECULATIVE PROFITS, OR SPECIAL INDIRECT OR CONSEQUENTIAL DAMAGES, WHETHER BASED UPON CONTRACT, TORT OR NEGLIGENCE OR IN ANY OTHER MANNER ARISING FROM THE TRANSACTIONS CONTEMPLATED BY THIS CONTRACT.

   6.7 Disclosure of Environmental Analysis. To the extent BUYER commissions any environmental audits or studies to be conducted prior to Closing, BUYER shall supply SELLER with a copy of any such audit or study promptly upon receipt of the same by BUYER, and in no event later than ten (10) days prior to Closing.

                                   ARTICLE VII
                                REAL ESTATE FEES

   7.1 Broker's Commission. BUYER and SELLER warrant that they have not dealt with any realtors other than DLJ Enterprises, Inc. in connection with this transaction who may be entitled to a fee for services rendered. Each party agrees to indemnify the other party against claims for commissions by any realtors caused by such party's actions. At Closing, and only in the event of Closing, DLJ Enterprises, Inc. will be paid a brokerage commission of one and one-half percent (1.5%) of the Purchase Price from SELLER'S proceeds, which shall be reflected on the Closing statement.

                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

   8.1 Parties; Contacts. The parties hereto acknowledge and agree that the individuals whose signatures appear hereinbelow on behalf of SELLER and BUYER respectively are the representatives authorized to sign all documents, conduct all negotiations, and perform all acts on behalf of SELLER and BUYER respectively which shall be required to complete the transactions contemplated by this Contract. The parties hereto covenant and agree that all communications regarding the transactions contemplated by this Contract shall be directed solely to the persons whose signatures appear hereinbelow or to counsel designated by such person. BUYER hereby covenants and agrees it shall not direct any pre-Closing communications whatsoever to any limited partner, special limited partner or general partner of SELLER other than Stephen Dickhut, Robert Smalley, Jr., or to counsel designated by such persons. As used in this Section 8.1, the term "communications" shall include any written or verbal or electronic communication

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

from a party to this Contract or any agent of a party to this Contract to any other person or entity.

   8.2 Notices. All notices and demands shall be delivered in writing to SELLER and BUYER. A copy of all notices, documents, etc. to be delivered to BUYER or SELLER shall be delivered simultaneously to BUYER'S and SELLER'S attorneys. All notices shall be considered delivered when delivered personally to the addressee shown or when deposited in the United States Mail, certified mail, postage prepaid, return receipt requested, addressed as follows, or if by facsimile transmission, upon receipt by the receiving party's facsimile machine:

If to BUYER:                             With a copy to:
 KelCor, Inc.                             Robert D.Thomson
 1100 Main, Suite 2100                    1100 Main, Suite 2101
 Kansas City, Missouri 64196              Kansas City, Missouri 64105

If to SELLER:                            With a copy to:
 North Winn, L.P.                         Levy and Craig, P.C.
 106 Four Seasons Center, Suite 105       911 Main, Suite 2000
 Chesterfield, Missouri 63017             Kansas City, Missouri 64105
 Attention: Stephen Dickhut               Attention: Bernard C. Craig, Jr., Esq.

   8.3 Condemnation. If prior to the date of Closing all or any part of the Property is taken by eminent domain, or if a condemnation proceeding has been or is threatened to be instituted against the Property or any part thereof, BUYER may, by written notice to SELLER, elect to cancel this Contract at any time prior to Closing. If BUYER so elects, the parties shall be relieved and released of and from any further liability hereunder, and the Earnest Money deposit shall be promptly returned to BUYER forthwith. Unless this Contract is so canceled, it shall remain in full force and effect, and SELLER shall assign, transfer, and set over to BUYER all SELLER'S right, title and interest in and to any awards which may be made for such taking, subject to the rights of any prior lienholder.

   8.4 Default. If SELLER performs this Contract but BUYER fails to perform, SELLER'S exclusive remedy shall be to receive the Earnest Money deposit of BUYER as liquidated damages and not as a penalty. If BUYER performs this Contract but SELLER does not, BUYER shall have the option to declare this Contract operative and take such actions as may be necessary for specific performance hereunder, or BUYER may elect to declare this Contract inoperative because of SELLER'S default. If BUYER declares this Contract inoperative, BUYER may elect, as BUYER'S sole and exclusive remedy hereunder, either to (a) terminate this Contract and receive a refund of all monies theretofore paid by BUYER under and pursuant to the terms of this Contract, or (b) to seek specific performance of this Contract.

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

   8.5 Legal Fees. The defaulting party shall pay all costs, including attorney's fees, incurred by the non-defaulting party in connection with any litigation arising out of this Contract.

   8.6 Binding  Effect.  This  Contract  shall be binding  upon and inure to the
benefits  of  the  parties  hereto  and  their  respective   heirs,   executors,
administrators, and representatives, successors and assigns.

   8.7 Invalidity. If any one or more of the provisions contained in this Contract shall be for any reason held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Contract shall be construed as if such provisions had not been contained herein.

   8.8 Sole Agreement. This Contract constitutes the sole agreement between the parties and supersedes any prior understanding or written or oral agreements between the parties. This Contract cannot be modified or amended, or any of the terms hereof waived, except by an agreement in writing (referring specifically to this Contract) executed by both BUYER and SELLER.

   8.9 Counterparts. This Contract may be executed in multiple counterparts each of which shall be deemed an original but together shall constitute only one agreement.

   8.10 Deed of Trust or Mortgage. The term deed of trust or mortgage as used in this Contract shall include mortgages and any other mortgage instrument in common use in the State of Missouri.

   8.11 Day. Whenever the word "day" is used in this Contract, it shall mean Monday, Tuesday, Wednesday, Thursday or Friday. Saturdays, Sundays and holidays shall not be considered as "days" within the meaning of this Contract.

   8.12 Gender. Words of any gender used in this Contract shall be held and construed to include any other gender, and words in a singular number shall be held to include the plural and vice versa, unless the context requires otherwise.

   8.13 Insurance. SELLER agrees to maintain adequate insurance coverage at least to the extent of the replacement costs which would result from the Improvements on the Property being destroyed or substantially damaged by any event covered by insurance.

   8.14 Governing Law. The interpretation, construction and performance of this Contract shall be governed by the laws of the State of Missouri. Venue for any cause of action arising out of or in connection with this Contract shall be in Clay County, Missouri.

   8.15 Confidentiality. BUYER, for itself and on behalf of its officers, directors, employees, agents and other representatives, agrees to maintain all information, operating reports, and other matters delivered to BUYER by SELLER hereunder in the strictest confidence. BUYER acknowledges that such information
contains   confidential  business
information and that such information is delivered at BUYER'S request with the understanding that in no event shall any such information constitute a representation of SELLER. BUYER agrees that such information will not be used except for the sole purpose of evaluating the Property for the consummation of this purchase, and that such information shall be kept in strict confidence. Further, BUYER will take such precautions, and will instruct each of its representatives and agents to take such precautions as are reasonably necessary to keep all such information confidential, to control such information so that it may all be returned to SELLER in the event this Contract is terminated for any reason. BUYER AGREES TO SEEK AND RELY UPON ITS OWN INDEPENDENT ADVISORS AND COUNSEL WITH RESPECT TO ALL MATTERS CONCERNING THE VALUE, TITLE OR CONDITION OF THE PROPERTY AND SHOULD NOT RELY ON THE INFORMATION DELIVERED TO BUYER.

   8.16 Condition - Approval by Seller. THE PARTIES ACKNOWLEDGE AND AGREE THAT ALL OF SELLER'S OBLIGATIONS HEREIN SHALL BE SUBJECT TO, AND CONDITIONED UPON, THE APPROVAL OF ALL TERMS AND PROVISIONS OF THIS CONTRACT BY THE LIMITED PARTNERS OF SELLER, IN A MAJORITY VOTE AS REQUIRED PURSUANT TO SELLER'S LIMITED PARTNERSHIP AGREEMENT, AND ANY AMENDMENTS THERETO.

   8.17 Time of the Essence. TIME IS OF THE ESSENCE OF THIS CONTRACT.



                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

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

         IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the day and year first above written.

SELLER:                                  NORTH WINN, L.P.,
                                         a Missouri limited partnership


Date: 3-10-00                            By:/s/ Stephen E. Dickhut
                                            Stephen Dickhut
                                         Its: General Partner

BUYER:                                   KELCOR, INC.,
                                         a Missouri corporation

Date: 3/8/00                             By: /s/ David L. Johnson
                                         Its Vice President

                                    EXHIBIT A
                               "Legal Description"

All that part of the Northeast Quarter of Section 6 and the Northwest Quarter of
Section 5, both in Township 50, Range 32, in Clay County, Missouri, including a portion of Block "A" in LAKESIDE, an addition in said county all more particularly described as follows: Beginning at a point that is 87.5 feet East of the West line and 201.63 feet South of the North line of the Northwest Quarter of said Section 5; thence South 0 Degrees 32 Minutes 02 Seconds West and parallel to the West line of said Quarter a distance of 255.46 feet; thence South 89 Degrees 43 Minutes 32 Seconds East and parallel to the North line of said Northwest Quarter a distance of 362.50 feet; thence North 0 Degrees 32 Minutes 02 Seconds East and parallel to the West line of said Quarter a distance of 98.13 feet to a point that is 358.90 feet South of the North line of said Northwest Quarter; thence North 74 Degrees 09 Minutes 31 Seconds East a distance of 322.85 feet; thence South 22 Degrees 26 Minutes 34 Seconds East, a distance of 53.88 feet to a point in the North Right-of-Way line of the Mid- Town Freeway; thence south 49 Degrees 07 Minutes 34 Seconds West along said Right-of-Way line a distance of 523.84 feet; thence South 56 Degrees 43 Minutes 14 Seconds West along said Right-of-Way a distance of 75.67 feet; thence South 49 Degrees 07 Minutes 34 Seconds West along said Right-of-Way a distance of 25.0 feet; thence South 37 Degrees 48 Minutes 54 Seconds West along said Right-of-Way a distance of 50.99 feet; thence South 49 Degrees 07 Minutes 34 Seconds West along said Right-of-Way a distance of 272.85 feet to a point in the centerline of Barnes Avenue as shown on the recorded plat of LAKESIDE; thence North 89 Degrees 45 Minutes 33 Seconds West along said centerline a distance of 70.73 feet to a point in the West line of the Northwest Quarter of said Section 5; thence South 0 Degrees 32 Minutes 02 Seconds West along said West line a distance of 62.01 feet to a point in the North Right-of-Way line of said Mid-Town Freeway; thence South 49 Degrees 07 Minutes 34 Seconds West along said Right-of-Way a distance of 152.94 feet to a point in the East Right-of-Way line of State Highway #10; thence Northerly along said Highway #10 Right-of-Way line which is a curve to the left having a radius of 184.30 feet a distance of 13.76 feet to its point of tangency; thence North 3 Degrees 21 Minutes 02 Seconds West along said Right-of-Way line and tangent to said curve a distance of 448.30 feet to the point of a curve to the right having a radius of 691.80 feet; thence Northeasterly along said curve a distance of 234.75 feet to its point of tangency; thence North 16 Degrees 05 Minutes 31 Seconds East along said Right-of-Way tangent a distance of 91.63 feet to the point of a curve to the right having a radius of 166.0 feet; thence Northeasterly along said Right-of-Way curve a distance of 210.96 feet to the point of tangency of said curve; thence North 88 Degrees 54 Minutes 23 Seconds East along said tangent a distance of 29.44 feet to the point of beginning, all in Kansas City, Clay County, Missouri.

                                                                     Page 1 of 1
                                                                       Exhibit A

                                    EXHIBIT B

                                  "Assignment"

                                 [Not Attached]






































                                                                     Page 1 of 1
                                                                       Exhibit B

                                    EXHIBIT C

                                 "Bill of Sale"

                                 [Not Attached]






































                                                                     Page 1 of 1
                                                                       Exhibit C

                                    EXHIBIT D

                                  "Assumption"

                                 [Not Attached]





































                                                                     Page 1 of 1
                                                                       Exhibit D

                                 AMENDMENT NO. 1
                          TO REAL ESTATE SALE CONTRACT
--------------------------------------------------------------------------------

   THIS AMENDMENT NO. 1 is to the Real Estate Sale Contract executed by Seller on March 10, 2000, (the "Contract") by and between North Winn, L.P. ("Seller") and KelCor, Inc., or assigns ("Buyer").

   WHEREAS, the Buyer and Seller entered into the Contract which Contract provides for an Inspection Period (Section 4.2); and

   WHEREAS, the parties desire to amend the Contract to agree as to a date certain for the expiration of the Inspection Period.

   NOW, THEREFORE, in consideration of the mutual promises and covenants, the adequacy and sufficiency of which are acknowledged, the parties agree as follows:

      1) Inspection Period. The Inspection Period as defined in the Contract, shall expire at 5:00 p.m. Central Time on May 23, 2000. Section 4.2 of the Contract is amended to reflect such date certain.

      2) Effect. Except as hereby amended, all other terms and provisions of the Contract shall remain in full force and effect.

   IN WITNESS, WHEREOF, the parties do hereby execute this Amendment No. 1 as of this 17th day of May, 2000.

SELLER:                                     NORTH WINN, L.P.,
                                            a Missouri limited partnership


Date: 5/17/00                               By:  /s/ Stephen E. Dickhut
                                                 Stephen Dickhut
                                            Its: General Partner

BUYER:                                      KELCOR, INC.,
                                            a Missouri Corporation


Date: 5/15/00                                By:  /s/ David L. Johnson

                                             Its: Vice President

                  SECOND AMENDMENT TO REAL ESTATE SALE CONTRACT
--------------------------------------------------------------------------------

                             (North Winn Apartments)

   This Second Amendment to Real Estate Contract (the "2nd Amendment") is entered into as of the 30th day of May, 2000, by and between NORTH WINN, L.P., a Missouri limited partnership ("Seller") and KELCOR, INC., a Missouri corporation ("Buyer").

   WHEREAS, Buyer and Seller made and entered into a Real Estate Sale Contract dated March 10, 2000, and also made and entered into an Amendment No. 1 to Real Estate Sale Contract dated May 17, 2000 (collectively, the "Contract"). Buyer and Seller desire to further amend the Contract pursuant to the terms set forth below. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contract.

   NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Contract is hereby amended as follows:

   1. Purchase Price. The Purchase Price for the Property shall be Two Million Seven Hundred Twenty-Five Thousand and No/100 Dollars ($2,725,000.00). Section
2.1 of the Contract is hereby amended to reflect such Purchase Price.

   2. Approval of Limited Partner of Seller. The limited partners of Seller shall approve the terms and provisions of the Contract and this 2nd Amendment on or before that date which shall be two (2) weeks from the date of execution of this 2nd Amendment. Section 8.16 of the Contract is hereby amended to reflect such time period.

   3. Counterparts. This Amendment may be executed in counterparts, each of which when compiled together shall constitute one and the same original.

   All other terms and conditions of the Contract remain unmodified and in full force and effect.

   IN WITNESS WHEREOF, Seller and Purchaser have entered into this Amendment as of the date written above.

Seller:                                     NORTH WINN, L.P.,
                                            a Missouri limited partnership


Date: 5/30/00                               By:/s/ Stephen E. Dickhut
                                               Stephen Dickhut
                                            Its: General Partner

Buyer:                                      KELCOR, INC.,
                                            a Missouri corporation


Date: 5/31/00                               By: /s/ David L. Johnson

                                            Its: Vice President